Gartmore Optimal Allocations Fund:       Gartmore Investor Destinations
   Moderate                                 Conservative Fund
Gartmore Optimal Allocations Fund:       Gartmore Large Cap Value Fund
   Moderately Aggressive                  Gartmore Micro Cap Equity Fund
Gartmore Optimal Allocations Fund:       Gartmore Mid Cap Growth Fund
   Aggressive                            Gartmore Mid Cap Market Index Fund
Gartmore Optimal Allocations Fund:       Gartmore Mid Cap Growth Leaders Fund
   Specialty                             Gartmore Money Market Fund
Gartmore Bond Fund                       Gartmore Short Duration Bond Fund
Gartmore Bond Index Fund                 Gartmore Enhanced Income Fund (formerly
Gartmore China Opportunities Fund           Gartmore Morley Enhanced Income Fund)
Gartmore Convertible Fund                Gartmore Nationwide Fund
Gartmore Emerging Markets Fund           Gartmore Nationwide Leaders Fund
Gartmore Global Financial Services Fund  Gartmore S&P 500 Index Fund
Gartmore Global Health Sciences Fund     Gartmore Small Cap Index Fund
Gartmore Global Natural Resources Fund   Gartmore Tax-Free Income Fund
Gartmore Global Technology and           Gartmore Small Cap Fund
    Communications Fund                  Gartmore Small Cap Leaders Fund
Gartmore Global Utilities Fund           Gartmore U.S. Growth Leaders Fund
Gartmore Government Bond Fund            Gartmore U.S. Growth Leaders
Gartmore Growth Fund                        Long-Short Fund
Gartmore High Yield Bond Fund            Gartmore Value Opportunities Fund
Gartmore International Growth Fund       Gartmore Worldwide Leaders Fund
Gartmore International Index Fund        NorthPointe Small Cap Growth Fund
Gartmore Investor Destinations           NorthPointe Small Cap Value Fund
   Aggressive Fund
Gartmore Investor Destinations
   Moderately Aggressive Fund
Gartmore Investor Destinations
   Moderate Fund
Gartmore Investor Destinations
   Moderately Conservative Fund

  Statement of Additional Information ("SAI") Supplement dated October 6, 2006 to the SAI dated February 28, 2006, as revised April 21, 2006

1. With respect to the Gartmore Bond Index Fund, under the heading  "Investments in Each  Fund," on page 274 of  Appendix  C of the SAI,  the SAI is  amended  as follows:

The information with respect to Roy Hansen, Jeffrey Hewson and Michael Wildstein as portfolio managers for the Gartmore Bond Index Fund is deleted on page 276.

The following  information  regarding BlackRock  Investment  Management,  LLC is added on page 276.

--------------------------- ---------------------------------
Name of Portfolio Manager   Dollar Range of Investments*
--------------------------- ---------------------------------
Scott Amero                 None
--------------------------- ---------------------------------
Keith Anderson              None
--------------------------- ---------------------------------
Matthew Mara                None
--------------------------- ---------------------------------
Andrew J. Phillips          None
--------------------------- ---------------------------------

* Information as of July 1, 2006, the end of the Fund's most recently  completed fiscal  year.  Each  portfolio  manager  became a portfolio  manager of the Fund effective September 29, 2006.

2. With respect to Gartmore Bond Index Fund,  under the heading  "Description of
Compensation  Structure,"  on page  276 of  Appendix  C of the  SAI,  the SAI is amended as follows:

The  information  about Fund Asset  Management,  L.P. (DBA Mercury  Advisers) is
deleted on pages 277 and 278.

The following  information  regarding BlackRock  Investment  Management,  LLC is added on page 277.

BlackRock Investment Management, LLC ("BlackRock")

BlackRock's financial  arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management  places on key  resources.  Compensation  may  include  a variety  of components  and may vary from year to year  based on a number  of  factors.  The principal  components of  compensation  include a base salary,  a  discretionary bonus,  participation  in  various  benefits  programs  and  one or  more of the incentive  compensation  programs established by BlackRock such as its Long-Term
Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive  discretionary  compensation,  which can be a substantial portion of total compensation.  Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that,  if properly  vested and subject to the attainment of certain  performance goals, will be settled in cash and/or in BlackRock common stock.

Deferred  Compensation  Program--A  portion  of the  compensation  paid  to each portfolio  manager may be voluntarily  deferred by the portfolio manager into an account  that  tracks  the  performance  of  certain  of the  firm's  investment products.  Each  portfolio  manager is permitted to allocate his or her deferred amounts  among various  options,  including to certain of the firm's hedge funds and other unregistered products.

Options and  Restricted  Stock  Awards--While  incentive  stock  options are not currently being awarded to BlackRock  employees,  BlackRock  previously  granted stock options to key employees,  including  certain  portfolio  managers who may still hold  unexercised  or unvested  options.  BlackRock  also has a restricted stock award program  designed to reward certain key employees as an incentive to contribute  to the  long-term  success of  BlackRock.  These  awards vest over a period of years.

Incentive  Savings  Plans--The PNC Financial  Services Group,  Inc.,  which owns approximately  34% of  BlackRock's  common  stock,  has  created  a  variety  of
incentive   savings  plans  in  which   BlackRock   employees  are  eligible  to
participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan.
The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock.  The firm's 401(k) plan offers a range of investment  options,  including registered  investment  companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual  incentive  compensation  for each  portfolio  manager is a  function  of several  components:  the  performance  of  BlackRock,  the  performance  of the
portfolio  manager's  group  within  BlackRock,   the  investment   performance,
including  risk-adjusted  returns,  of the firm's  assets  under  management  or supervision by that portfolio manager relative to predetermined benchmarks,  and the individual's  teamwork and contribution to the overall  performance of these portfolios  and  BlackRock.  Unlike  many other  firms,  portfolio  managers  at
BlackRock  compete  against  benchmarks  rather than each other.  In most cases, including for the portfolio  managers of the Fund, these benchmarks are the same as the benchmark or  benchmarks  against  which the  performance  of the Fund or other  accounts are  measured.  A group of  BlackRock  officers  determines  the benchmarks  against which to compare the performance of funds and other accounts managed by each portfolio manager.  The group of BlackRock officers then makes a subjective  determination with respect to the portfolio  manager's  compensation based on the  performance  of the  funds  and  other  accounts  managed  by each portfolio manager relative to the various benchmarks.  Senior portfolio managers who  perform  additional  management  functions  within  BlackRock  may  receive additional compensation for serving in these other capacities.

3. With respect to Gartmore Bond Index Fund,  under the heading,  "Other Managed
Accounts," on page 279 of the SAI, the SAI is amended as follows:

The information with respect to Roy Hansen, Jeffrey Hewson and Michael Wildstein is deleted on page 283.

The following information  regarding Scott Amero, Keith Anderson,  Matthew Marra and Andrew J. Phillips is added on page 283.

--------------------------- ----------------------------------------------------
Name of Portfolio Manager   Number of Accounts Managed by Each Portfolio
                            Manager and Total Assets by Category*
--------------------------- ----------------------------------------------------
Scott Amero                 Mutual Funds:  30 accounts, $18,300,000,000 total
                            Other Pooled Investment
                            Vehicles:  46 accounts, $14,800,000,000 total
                            assets (4 accounts, $2,900,000,000 total assets for
                            which the advisory fee is based on performance)
                            Other Accounts: 367 accounts, $108,700,000,000
                            total assets (21 accounts, $6,100,000,000 total
                            assets for which the advisory fee is based on
                            performance)
--------------------------- ----------------------------------------------------
Keith Anderson              Mutual Funds:  25 accounts, $15,700,000,000 total
                            assets
                            Other Pooled Investment
                            Vehicles:  38 accounts, $13,900,000,000 total
                            assets (4 accounts, $2,900,000,000 total assets for
                            which the advisory fee is based on performance)
                            Other Accounts:  373 accounts, $108,000,000,000
                            total assets (20 accounts, $5,900,000,000 total
                            assets for which the advisory fee is based on
                            performance)

--------------------------- ----------------------------------------------------
Matthew Marra               Mutual Funds:  10 accounts, $6,000,000,000 total
                            assets
                            Other Pooled Investment
                            Vehicles:  25 accounts, $12,200,000,000 total
                            assets (4 accounts, $1,200,000,000 total assets for
                            which the advisory fee is based on performance)
                            Other Accounts:  296 accounts, $95,700,000,000
                            total assets (25 accounts, $7,900,000,000 total
                            assets for which the advisory fee is based on
                            performance)

--------------------------- ----------------------------------------------------
Andrew J. Phillips          Mutual Funds:  16 accounts, $7,100,000,000 total
                            assets
                            Other Pooled Investment
                            Vehicles:  27 accounts, $12,900,000,000 total
                            assets (1 account, $1,100,000,000 total assets for
                            which the advisory fee is based on performance)
                            Other Accounts:  308 accounts, $111,000,000,000
                            total assets (21 accounts, $7,100,000,000 total
                            assets for which the advisory fee is based on
                            performance)

--------------------------- ----------------------------------------------------

*    As of July 31, 2006

4. With respect to Gartmore  Bond Index Fund,  under the heading,  "Proxy Voting
Guidelines Summaries," on page 259 of the SAI, the SAI is amended as follows:

The  information  with  respect  to Fund Asset  Management,  L.P.  (DBA  Mercury
Advisers) is deleted on page 268.

The information with respect to BlackRock Investment Management, LLC is added on page 268.

BlackRock Advisors, LLC (BlackRock Investment Management, LLC)

     These  Proxy  Voting  Policies  and  Procedures  ("Policy")  for  BlackRock
Advisors,   LLC  and  its  affiliated  U.S.  registered  investment  advisers(1)
("BlackRock")  reflect our duty as a fiduciary under the Investment Advisers Act of 1940  (the  "Advisers  Act") to vote  proxies  in the best  interests  of our clients.  BlackRock serves as the investment  manager for investment  companies, other commingled  investment  vehicles and/or separate accounts of institutional and  other  clients.  The  right to vote  proxies  for  securities  held in such accounts  belongs to  BlackRock's  clients.  Certain  clients of BlackRock  have
retained   the  right  to  vote  such   proxies  in   general  or  in   specific
circumstances.(2) Other clients,  however, have delegated to BlackRock the right to vote proxies for  securities  held in their  accounts as part of  BlackRock's authority to manage, acquire and dispose of account assets.

     When  BlackRock  votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers
Act, an investment  adviser is a fiduciary  that owes each of its clients a duty of care and loyalty with respect to all services the adviser  undertakes  on the client's  behalf,  including proxy voting.  BlackRock is therefore  subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's  best  interests,(3)  whether or not the  client's  proxy voting is subject to the fiduciary  standards of the Employee  Retirement  Income Security
Act of 1974  ("ERISA").(4)  When voting proxies for client  accounts  (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best  interests of clients and ERISA  clients' plan  beneficiaries and participants.  In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying  securities held in client  accounts.(5) It is imperative that
BlackRock  considers  the  interests  of its clients,  and not the  interests of
BlackRock,  when voting proxies and that real (or perceived)  material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

(1) The Policy does not apply to BlackRock  Asset  Management  U.K.  Limited and
BlackRock Investment Managers  International  Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain  situations,  a client may direct BlackRock to vote in accordance with the client's proxy voting  policies.  In these  situations,  BlackRock will seek to comply  with such  policies  to the extent it would not be  inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins,  President,
Ram Trust Services  (February 12, 2002) (Section 206 of the Investment  Advisers
Act imposes a fiduciary  responsibility  to vote proxies  fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL  Interpretative  Bulletin  of Sections  402,  403 and 404 of ERISA at 29
C.F.R. 2509.94-2

(5)  Other  considerations,  such  as  social,  labor,  environmental  or  other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations,  when voting proxies it will generally take  such  matters  into  account  only to the  extent  that they have a direct bearing on the economic value of the underlying securities. To the extent that a
BlackRock client desires to pursue a particular social, labor,  environmental or other  agenda  through  the proxy  votes made for its  securities  held  through
BlackRock as investment  adviser,  BlackRock  encourages  the client to consider retaining  direct proxy voting  authority or to appoint  independently a special proxy voting fiduciary other than BlackRock.

     Advisers  Act Rule  206(4)-6  was adopted by the SEC in 2003 and  requires, among other things,  that an investment  adviser that exercises voting authority over clients' proxy voting adopt policies and procedures  reasonably designed to ensure  that the  adviser  votes  proxies  in the  best  interests  of  clients, discloses to its clients  information  about those  policies and  procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties,  the requirements of Rule 206(4)-6,  and given the  complexity of the issues that may be raised in connection  with proxy votes,  BlackRock has adopted these policies and procedures.  BlackRock's Equity
Investment  Policy  Oversight  Committee,   or  a  sub-committee   thereof  (the
"Committee"),  addresses  proxy  voting  issues on behalf of  BlackRock  and its clients.(6)  The  Committee  is  comprised  of  senior  members  of  BlackRock's
Portfolio  Management  Group and  advised by  BlackRock's  Legal and  Compliance
Department.

(6) Subject to the Proxy Voting  Policies of Merrill  Lynch Bank & Trust Company
FSB, the Committee may also function  jointly as the Proxy Voting  Committee for
Merrill  Lynch Bank & Trust  Company  FSB trust  accounts  managed by  personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

     The Committee shall have the  responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained  the  right to vote  their  own  proxies,  either  generally  or on any specific  matter.  In so doing,  the  Committee  shall seek to ensure that proxy votes  are made in the best  interests  of  clients,  and that  proxy  votes are determined in a manner free from  unwarranted or inappropriate  influences.  The
Committee  shall also  oversee the overall  administration  of proxy  voting for
BlackRock accounts.(7)

     The Committee shall establish  BlackRock's  proxy voting  guidelines,  with such advice,  participation and research as the Committee deems appropriate from portfolio  managers,  proxy voting  services or other  knowledgeable  interested parties.  As it is anticipated  that there will not necessarily be a "right" way to vote proxies on any given issue  applicable  to all facts and  circumstances, the Committee  shall also be responsible  for  determining  how the proxy voting guidelines  will be applied to specific  proxy votes,  in light of each issuer's unique structure,  management,  strategic options and, in certain circumstances, probable economic and other anticipated  consequences of alternative actions. In so doing,  the Committee  may  determine to vote a particular  proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not  suitable for general  voting  guidelines  and  requires a  case-by-case determination,  in which  case the  Committee  may elect not to adopt a specific voting  guideline  applicable  to such issues.  BlackRock  believes that certain proxy  voting  issues  - such as  approval  of  mergers  and  other  significant
corporate   transactions  -  require  investment  analysis  akin  to  investment decisions, and are therefore not suitable for general guidelines.  The Committee may elect to adopt a common  BlackRock  position on certain proxy votes that are akin to investment decisions,  or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock  clients,  the Committee,  in  conjunction  with the portfolio manager of an account,  may determine  that the specific  circumstances  of such account  require that such account's  proxies be voted  differently  due to such account's investment objective or other factors that differentiate it from other accounts.  In addition,  on proxy votes that are akin to  investment  decisions,
BlackRock believes portfolio managers may from time to time

     The Committee may delegate  day-to-day  administrative  responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.  (8)
The Committee will normally defer to portfolio  managers on proxy votes that are akin to  investment  decisions  except for proxy  votes that  involve a material conflict of interest,  in which case it will determine,  in its discretion,  the appropriate  voting process so as to address such conflict.  legitimately  reach differing but equally valid views, as fiduciaries for  BlackRock's  clients,  on how best to maximize economic value in respect of a particular investment.

     The Committee  will also be  responsible  for ensuring the  maintenance  of records of each proxy  vote,  as required by  Advisers  Act Rule  204-2.(9)  All records will be maintained in accordance  with  applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the
Committee's   determinations  and  records  shall  be  treated  as  proprietary, nonpublic and confidential.

     The Committee  shall be assisted by other  BlackRock  personnel,  as may be appropriate.  In  particular,  the  Committee  has  delegated  to the  BlackRock
Operations  Department  responsibility  for  monitoring  corporate  actions  and ensuring  that proxy votes are  submitted in a timely  fashion.  The  Operations
Department  shall  ensure that proxy voting  issues are promptly  brought to the
Committee's  attention  and that the  Committee's  proxy  voting  decisions  are appropriately disseminated and implemented.

     To assist  BlackRock  in voting  proxies,  the  Committee  may  retain  the services of a firm  providing such  services.  BlackRock has currently  retained
Institutional  Shareholder  Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services  to  institutional  investment  managers,  plan  sponsors,  custodians, consultants,  and  other  institutional  investors.  The  services  provided  to
BlackRock  may  include,  but are not  limited  to,  in-depth  research,  voting
recommendations   (which  the  Committee  is  not  obligated  to  follow),  vote execution, and recordkeeping.

(9) The  Committee  may  delegate the actual  maintenance  of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

     Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement,  partnership agreement, indenture or other governing document of a specific financial instrument held by
BlackRock clients. BlackRock will generally treat such requests for consents not as  "proxies"  subject to these Proxy  Voting  Policies  and  Procedures  but as investment  matters to be dealt  with by the  responsible  BlackRock  investment professionals  would,  provided  that  such  consents  (i) do not  relate to the election of a board of directors or appointment of auditors of a public company, and (ii)  either  (A) would  not  otherwise  materially  affect  the  structure, management or control of a public  company,  or (B) relate to a company in which
BlackRock  clients hold only interests in bank loans or debt  securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan.  Registered  investment  companies  that are advised by
BlackRock  as well  as  certain  of our  advisory  clients  may  participate  in
securities  lending  programs.   Under  most  securities  lending  arrangements,
securities on loan may not be voted by the lender (unless the loan is recalled).
BlackRock  believes  that  each  client  has  the  right  to  determine  whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program,  through its lending agent,  that balances any tension  between loaning and voting  securities  in a matter that  satisfies  such client.  If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's  determination  and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns  received from  securities  lending  and make  the  client a less  desirable  lender  in a marketplace.  Where a client retains a lending agent that is  unaffiliated  with
BlackRock,  BlackRock  will  generally  not  seek to vote  proxies  relating  to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending  agent,  BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States,  voting proxies of non-US companies frequently involves  logistical  issues which can affect  BlackRock's  ability to vote such proxies,  as well as the  desirability  of voting  such  proxies.  These  issues include (but are not limited to): (i) untimely  notice of shareholder  meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise  their voting rights  surrender the right to dispose of their  holdings for  some  specified  period  in  proximity  to the  shareholder  meeting),  (v)
potential  difficulties  in  translating  the proxy,  and (vi)  requirements  to provide local agents with  unrestricted  powers of attorney to facilitate voting instructions.

     As a  consequence,  BlackRock  votes proxies of non-US  companies only on a
"best-efforts"  basis.  In addition,  the  Committee  may  determine  that it is generally  in the best  interests  of  BlackRock  clients not to vote proxies of companies  in  certain  countries  if the  Committee  determines  that the costs
(including but not limited to opportunity  costs  associated with  shareblocking constraints)  associated  with  exercising  a vote  generally  are  expected  to outweigh the benefit the client will derive by voting on the issuer's  proposal.
If the  Committee  so  determines  in the  case  of a  particular  country,  the
Committee  (upon advice from  BlackRock  portfolio  managers)  may override such determination with respect to a particular  issuer's  shareholder meeting if the
Committee  believes  the  benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a  "BlackRock
Affiliate"),  or a money  management  or other client of BlackRock (a "BlackRock
Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     The Committee  intends to adhere to the voting  guidelines set forth herein for all proxy  issues  including  matters  involving  BlackRock  Affiliates  and
BlackRock  Clients.  The Committee  may, in its  discretion  for the purposes of ensuring that an  independent  determination  is reached,  retain an independent fiduciary  to advise the  Committee on how to vote or to cast votes on behalf of
BlackRock's   clients;  and  if  the  Committee  determines  not  to  retain  an independent  fiduciary,  or  does  not  desire  to  follow  the  advice  of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting  with the BlackRock  Legal and  Compliance  Department and concluding that  the  vote  cast  is in the  client's  best  interest  notwithstanding  the conflict.

(10) Such issuers may include investment  companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

     The  Committee  has  determined  that  it is  appropriate  and in the  best interests of BlackRock's clients to adopt the following voting guidelines, which represent  the  Committee's  usual voting  position on certain  recurring  proxy issues that are not expected to involve unusual  circumstances.  With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting  guideline if the  Committee  determines  that doing so is, in the
Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee  members present at a
Committee meeting for which there is a quorum.

A. Boards of Directors

     These proposals concern those issues submitted to shareholders  relating to the  composition  of the Board of Directors of companies  other than  investment companies. As a general matter, the Committee believes that a company's Board of
Directors (rather than shareholders) is most likely to have access to important, nonpublic  information  regarding a company's  business  and  prospects,  and is therefore  best-positioned to set corporate policy and oversee  management.  The
Committee therefore believes that the foundation of good corporate governance is the election of  qualified,  independent  corporate  directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize  shareholder value over time.
In individual  cases, the Committee may look at a Director  nominee's history of representing  shareholder  interests as a director of other companies,  or other factors to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
#             VOTE and DESCRIPTION
------------- --------------------------------------------------------------------------
A.1           FOR nominees for director of United States companies in uncontested elections, except for nominees who o have missed at least two meetings and, as a result, attended less than 75% of meetings of the
              Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
              o voted to implement or renew a "dead-hand" poison pill  o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for  two consecutive years o failed to act on takeover offers where the majority of the shareholders have tendered their shares are o corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance o sit on more than six boards of public companies
------------- --------------------------------------------------------------------------
A.2           FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
------------- --------------------------------------------------------------------------
A.3           FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------------- --------------------------------------------------------------------------
A.4           AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------------- --------------------------------------------------------------------------

------------- --------------------------------------------------------------------------
A.5           AGAINST proposals supporting cumulative voting
------------- --------------------------------------------------------------------------
A.6           FOR proposals eliminating cumulative voting
------------- --------------------------------------------------------------------------
A.7           FOR proposals supporting confidential voting
------------- --------------------------------------------------------------------------
A.8           FOR proposals seeking election of supervisory board members
------------- --------------------------------------------------------------------------
A.9           AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a
              Board of Directors
------------- --------------------------------------------------------------------------
A.10          AGAINST shareholder proposals for term limits for directors
------------- --------------------------------------------------------------------------
A.11          FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
------------- --------------------------------------------------------------------------
A.12          AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
------------- --------------------------------------------------------------------------
A.13          FOR proposals requiring a majority of independent directors on a Board of Directors
------------- --------------------------------------------------------------------------
A.14          FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
------------- --------------------------------------------------------------------------
A.15          FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
------------- --------------------------------------------------------------------------
A.16          AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
------------- --------------------------------------------------------------------------
A.17          FOR proposals to elect account inspectors
------------- --------------------------------------------------------------------------
A.18          FOR proposals to fix the membership of a Board of Directors at a specified size
------------- --------------------------------------------------------------------------
A.19          FOR proposals permitting shareholder ability to nominate directors directly
------------- --------------------------------------------------------------------------
A.20          AGAINST proposals to eliminate shareholder ability to nominate directors directly
------------ --------------------------------------------------------------------------
A.21          FOR proposals permitting shareholder ability to remove directors directly
------------- --------------------------------------------------------------------------
A.22          AGAINST proposals to eliminate shareholder ability to remove directors directly
------------- --------------------------------------------------------------------------

B. Auditors

     These proposals  concern those issues submitted to shareholders  related to the selection of auditors.  As a general  matter,  the  Committee  believes that
corporate   auditors  have  a  responsibility  to  represent  the  interests  of shareholders  and provide an  independent  view on the  propriety  of  financial reporting decisions of corporate management.  While the Committee will generally defer to a corporation's  choice of auditor,  in individual cases, the Committee may look at an  auditors'  history  of  representing  shareholder  interests  as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
B.1           FOR approval of independent auditors, except for o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
------------- --------------------------------------------------------------------------
B.2           FOR proposals seeking authorization to fix the remuneration of auditors
------------- --------------------------------------------------------------------------
B.3           FOR approving internal statutory auditors
------------- --------------------------------------------------------------------------
B.4           FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
------------- --------------------------------------------------------------------------

C. Compensation and Benefits

     These proposals  concern those issues submitted to shareholders  related to management  compensation  and  employee  benefits.  As  a  general  matter,  the
Committee favors disclosure of a company's compensation and benefit policies and opposes  excessive  compensation,  but believes  that  compensation  matters are normally best  determined  by a  corporation's  board of directors,  rather than shareholders.  Proposals to "micro-manage" a company's compensation practices or to set  arbitrary  restrictions  on  compensation  or  benefits  will  therefore generally not be supported.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
C.1           IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
------------- --------------------------------------------------------------------------
C.2           FOR proposals to eliminate retirement benefits for outside directors
------------- --------------------------------------------------------------------------
C.3           AGAINST proposals to establish retirement benefits for outside directors
------------- --------------------------------------------------------------------------
C.4           FOR proposals approving the remuneration of directors or of supervisory board members
------------- --------------------------------------------------------------------------
C.5           AGAINST proposals to reprice stock options
------------- --------------------------------------------------------------------------
C.6           FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
------------- --------------------------------------------------------------------------
C.7           FOR proposals to pay retirement bonuses to directors of Japanese companies unless  the directors have served less than three years
------------- --------------------------------------------------------------------------
C.8           AGAINST proposals seeking to pay outside directors only in stock
------------- --------------------------------------------------------------------------
C.9           FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
------------- --------------------------------------------------------------------------
C.10          AGAINST proposals to ban all future stock or stock option grants to executives
------------- --------------------------------------------------------------------------
C.11          AGAINST option plans or grants that apply to directors or employees of
              "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
------------- --------------------------------------------------------------------------
C.12          FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
------------- --------------------------------------------------------------------------

D. Capital Structure

     These proposals  relate to various  requests,  principally from management, for approval of amendments that would alter the capital  structure of a company, such as an increase in authorized  shares.  As a general  matter,  the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
D.1           AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
------------- --------------------------------------------------------------------------
D.2           FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
------------- --------------------------------------------------------------------------
D.3           FOR management proposals approving share repurchase programs
------------- --------------------------------------------------------------------------
D.4           FOR management proposals to split a company's stock
------------- --------------------------------------------------------------------------
D.5           FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
------------- --------------------------------------------------------------------------
D.6           FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
------------- --------------------------------------------------------------------------

E. Corporate Charter and By-Laws

     These proposals  relate to various requests for approval of amendments to a corporation's  charter or  by-laws,  principally  for the purpose of adopting or redeeming "poison pills." As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
E.1           AGAINST proposals seeking to adopt a poison pill
------------- --------------------------------------------------------------------------
E.2           FOR proposals seeking to redeem a poison pill
------------- --------------------------------------------------------------------------
E.3           FOR proposals seeking to have poison pills submitted to shareholders for ratification
------------- --------------------------------------------------------------------------
E.4           FOR management proposals to change the company's name
------------- --------------------------------------------------------------------------

F. Corporate Meetings

     These are routine  proposals  relating to various  requests  regarding  the formalities of corporate meetings.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
F.1           AGAINST proposals that seek authority to act on "any other business that may arise"
------------- --------------------------------------------------------------------------
F.2           FOR proposals designating two shareholders to keep minutes of the meeting
------------- --------------------------------------------------------------------------
F.3           FOR proposals concerning accepting or approving financial statements and statutory reports
------------- --------------------------------------------------------------------------
F.4           FOR proposals approving the discharge of management and the supervisory board
------------- --------------------------------------------------------------------------
F.5           FOR proposals approving the allocation of income and the dividend
------------- --------------------------------------------------------------------------
F.6           FOR proposals seeking authorization to file required documents/other formalities
------------- --------------------------------------------------------------------------
F.7           FOR proposals to authorize the corporate board to ratify and execute approved resolutions
------------- --------------------------------------------------------------------------
F.8           FOR proposals appointing inspectors of elections
------------- --------------------------------------------------------------------------
F.9           FOR proposals electing a chair of the meeting
------------- --------------------------------------------------------------------------
F.10          FOR proposals to permit "virtual" shareholder meetings over the Internet
------------- --------------------------------------------------------------------------
F.11          AGAINST proposals to require rotating sites for shareholder meetings
------------- --------------------------------------------------------------------------

G. Investment Companies

     These  proposals  relate to proxy  issues that are  associated  solely with holdings  of shares of  investment  companies,  including,  but not  limited to,
investment   companies  for  which  BlackRock  provides   investment   advisory,
administrative  and/or other  services.  As with other types of  companies,  the
Committee   believes  that  a  fund's  Board  of  Directors   (rather  than  its
shareholders)  is  best-positioned  to set fund policy and  oversee  management.
However,  the Committee  opposes  granting  Boards of Directors  authority  over certain  matters,  such as changes to a fund's  investment  objective,  that the
Investment   Company  Act  of  1940  envisions  will  be  approved  directly  by shareholders.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
G.1           FOR nominees for director of mutual funds in uncontested elections, except for nominees o who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
------------- --------------------------------------------------------------------------
G.2           FOR the establishment of new series or classes of shares
------------- --------------------------------------------------------------------------
G.3           AGAINST proposals to change a fund's investment objective to nonfundamental
------------- --------------------------------------------------------------------------
G.4           FOR proposals to establish a master-feeder structure or authorizing the
              Board to approve a master-feeder structure without a further shareholder vote
------------- --------------------------------------------------------------------------
G.5           AGAINST a shareholder proposal for the establishment of a director ownership requirement
------------- --------------------------------------------------------------------------
G.6           FOR classified boards of closed-end investment companies
------------- --------------------------------------------------------------------------

H. Environmental and Social Issues

     These are shareholder  proposals to limit corporate  conduct in some manner that  relates  to  the  shareholder's  environmental  or  social  concerns.  The
Committee generally believes that annual shareholder  meetings are inappropriate forums for the  discussion  of larger  social  issues,  and opposes  shareholder
resolutions   "micromanaging"   corporate  conduct  or  requesting   release  of
information  that would not help a  shareholder  evaluate an  investment  in the corporation as an economic matter.  While the Committee is generally  supportive of proposals to require  corporate  disclosure of matters that seem relevant and material to the economic  interests of shareholders,  the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

------------- --------------------------------------------------------------------------
H.1           AGAINST proposals seeking to have companies adopt international codes of conduct
------------- --------------------------------------------------------------------------
H.2           AGAINST  proposals seeking to have companies provide non-required reports on: o environmental liabilities; o bank lending
              policies; o corporate political contributions or activities;
              o alcohol advertising and efforts to discourage drinking by minors;
              o  costs and risk of doing business in any individual country;
              o  involvement in nuclear defense systems
------------- --------------------------------------------------------------------------
H.3           AGAINST proposals requesting reports on Maquiladora operations or on
              CERES principles
------------- --------------------------------------------------------------------------
H.4           AGAINST proposals seeking implementation of the CERES principles
------------- --------------------------------------------------------------------------

                                Notice to Clients

     BlackRock  will make  records  of any proxy vote it has made on behalf of a client  available to such client upon  request.(11)  BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock  encourage  clients with an interest in  particular  proxy voting issues to make their views known to BlackRock,  provided that, in the absence of specific written  direction from a client on how to vote that client's  proxies,
BlackRock  reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These  policies  are as of the date  indicated  on the  cover  hereof.  The
Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client's portfolio or relationship  manager or  addressed  in writing  to  Secretary,  BlackRock  Equity  Investment  Policy
Oversight Committee,  Legal and Compliance  Department,  BlackRock Inc., 40 East
52nd Street, New York, New York 10022.